                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December  1996


                              CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                              TRUST ACCOUNT #80-4141300
                              REMITTANCE DATE: 1/17/97

                                             Total  $       Per $1,000
                                             Amount           Original
                                            ----------      ----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                        $5,067,102.31

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn
     for prior Remittance Date                      0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                   5,067,102.31

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.15%)       6.15%
          b. Class A-1 Interest               185,177.14         3.56109885
          c. Class A-2 Remittance Rate(6.55%)       6.55%
          d. Class A-2 Interest               152,833.33         5.45833321
          e. Class A-3 Remittance Rate(6.75%)       6.75%
          f. Class A-3 Interest               315,000.00         5.62500000
          g. Class A-4 Remittance Rate(7.05%)       7.05%
          h. Class A-4 Interest               393,625.00         5.87500000
          i. Class A-5 Remittance Rate(7.35%)       7.35%
          j. Class A-5 Interest               183,750.00         6.12500000
          k. Class A-6 Rimittance Rate (7.95%)      7.95%
          l. Class A-6 Interest             1,115,484.38         6.62500003

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                               .00                .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December  1996
                                     Page 2


                                 CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                 TRUST ACCOUNT #80-4141300
                                 REMITTANCE DATE: 1/17/97

                                                  Total $          Per $1,000
                                                  Amount             Original
                                                  -------          ----------
(4)  Remaining:
            a. Unpaid Class A Interest
               Shortfall                              .00                 .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                             1,320,214.79                 N/A
         a. Scheduled Principal                578,240.10                 N/A
         b. Principal Prepayments            1,246,745.17                 N/A
         c. Liquidated Contracts                      .00                 N/A
         d. Repurchases                               .00                 N/A
         e. Current Month Advanced Principal   186,387.04                 N/A
         f. Prior Month Advanced Principal    (691,157.52)                N/A

  (6)    Pool Scheduled Principal Balance  457,998,322.26

(6b)     Adjusted Pool Principal Balance   457,811,935.22         963.8145974
(6c)     Pool Factor                           0.96381455

  (7)    Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date         .00

  (8)    Class A Percentage for such Remittance
          Date                                      92.24%

  (9)    Class A Percentage for the following
          Remittance Date                           92.22%

  (10)   Class A Principal Distribution:
         a. Class A-1                        1,320,214.79        25.38874596
         b. Class A-2                                 .00                .00
         c. Class A-3                                 .00                .00
         d. Class A-4                                 .00                .00
         e. Class A-5                                 .00                .00
         f. Class A-6                                 .00                .00
         g. Class A-7                                 .00                .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 December  1996
                                     Page 3


                                             CUSIP#'S 393505-
                                             NW8,NX6,NY4,NZ1,PA4,PB2
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 1/17/97

                                                  Total $           Per $1,000
                                                  Amount             Original
                                                  -------           ----------
(11)  Class A-1 Principal Balance           34,811,910.22         669.45981192
(11a)       Class A-1 Pool Factor               .66945981

(12)  Class A-2 Principal Balance           28,000,000.00         1000.0000000
(12a)       Class A-2 Pool Factor              1.00000000

(13)  Class A-3 Principal Balance           56,000,000.00         1000.0000000
(13a)       Class A-3 Pool Factor              1.00000000

(14)  Class A-4 Principal Balance           67,000,000.00         1000.0000000
(14a)       Class A-4 Pool Factor              1.00000000

(15)  Class A-5 Principal Balance           30,000,000.00         1000.0000000
(15a)       Class A-5 Pool Factor              1.00000000

(16)  Class A-6 Principal Balance          168,375,000.00         1000.0000000
(16a)       Class A-6 Pool Factor              1.00000000

(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                  7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 4


                                                  CUSIP#'S 393505-
                                                  NW8,NX6,NY4,NZ1,PA4,PB2
                                                  TRUST ACCOUNT #80-4141300
                                                  REMITTANCE DATE: 1/17/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

(18)  31-59 days                             4,138,528.21              124

(19)  60 days or more                        1,902,232.84               57

(20)  Current Month Repossessions              919,620.82               33

(21)  Repossession Inventory                 1,565,665.93               54


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current Remittance Date      .42%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                  .3%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current Remittance Date     .90%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                 .68%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                December  1996
                                    Page 5

                                           CUSIP#'S 393505-
                                           NW8,NX6,NY4,NZ1,PA4,PB2
                                           TRUST ACCOUNT #80-4141300
                                           REMITTANCE DATE: 1/17/97
(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31, 2002,
          8.5% from June 1, 2002 to May 31, 2003 and 9.5% thereafter)   0.004%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date           55.00

     (b)  Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current
          Remittance Date; may not exceed 2.25%)                          .01%


(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                              16.04%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                      .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                7.76%

     GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
 PASS-THROUGH CERTIFICATES,SERIES 1996-6
     CLASS M1 CERTIFICATES
       MONTHLY REPORT
     December  1996                                 CUSIP NO. 393505PD8
          Page 6                                    TRUST ACCOUNT #80-4143800
                                                    REMITTANCE DATE:  1/17/97

                                                  Total $       Per $1,000
                                                   Amount         Original
                                                  --------      -----------

CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                            1,401,017.67

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                         7.95%
     b.   Class M-1 Interest                     251,750.00      6.62500000

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                 .00               0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                 .00               0

(32) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall           .00               0

(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall           .00               0

B.   Principal
(34) Formula Principal Distribution Amount              .00             N/A
     a.   Scheduled Principal                           .00             N/A
     b.   Principal Prepayments                         .00             N/A
     c.   Liquidated Contracts                          .00             N/A
     d.   Repurchases                                   .00             N/A

(35) Class M-1 Principal Balance              38,000,000.00   1000.00000000
(35a)Class M-1 Pool Factor                       1.00000000

(36) Class M-1 Percentage for such Remittance
     Date                                               .00%

  GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
 PASS-THROUGH CERTIFICATES, SERIES 1996-6
   CLASS M1 CERTIFICATES
     MONTHLY REPORT
     December  1996                          CUSIP NO. 393505PD8
         Page 7                              TRUST ACCOUNT #80-41413800
                                             REMITTANCE DATE: 1/17/97

                                                  Total $        Per $1,000
                                                   Amount          Original
                                                  -------        ----------
(37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                         .00        0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                        .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date       .00

(39) Class M-1 Percentage for the following
     Remittance Date                                 .00%

Class B1 Certificates
-----------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,149,267.67

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                   8.00%

(3)  Aggregate Class B1 Interest               126,666.67        6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00               .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00               .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

(8a) Class B Percentage for such Remittance Date      .00

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
 PASS-THROUGH CERTIFICATES, SERIES 1996-6
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
            December 1996                         CUSIP NO. 393505PE6,PF3
               Page 8                             REMITTANCE DATE: 1/17/97

                                                  Total $       Per $1,000
                                                   Amount         Original
                                                  -------       ----------
   (9)Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

   (10a)  Class B1 Principal Shortfall                 .00

   (10b)  Unpaid Class B1 Principal Shortfall          .00

   (11)   Class B Principal Balance          35,625,025.00

   (12)   Class B1 Principal Balance         19,000,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available               1,022,601.00

(14) Class B-2 Remittance Rate (8.45%
     unless Weighted Average Contract
     Rate is less than 8.45%)                         8.35%

(15) Aggregate Class B2 Interest                115,682.47       6.95833360

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                             .00              .00

(17) Remaining Unpaid Class B2 Interest Shortfall      .00              .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date          .00

(19) Class B2 Principal Liquidation Loss Amount        .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                              .00

(21) Guarantee Payment                                 .00

(22) Class B2 Principal Balance              16,625,025.00

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
 PASS-THROUGH CERTIFICATES, SERIES 1996-6
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
            December 1996                    CUSIP NO. 393505-PE6,PF3
               Page 9                        REMITTANCE DATE: 1/17/97

                                             Total $        Per $1,000
                                              Amount          Original
                                             -------        ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                       191,593.04

(24) 3% Guarantee Fee                       715,325.49

(25) Class C Residual Payment                      .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                               .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                               .00

(28) Repossessed Contracts                  919,620.82

(29) Repossessed Contracts Remaining
     in Inventory                         1,565,665.93

(30) Weighted Average Contract Rate           10.33841